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                        SUPPLEMENT TO THE PROSPECTUS OF
                            TCW GALILEO FUNDS, INC.

                             Dated: March 1, 2002

Under the section titled "TCW Galileo Small Cap Growth Fund" beginning on page 37, the second sentence of the first paragraph is deleted and the following sentence is substituted:

   To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in equity securities issued by companies with market capitalizations, at the time of acquisition, within the capitalization range of the companies comprising the Standard & Poor's Small Cap 600 Index.

Under the section titled "TCW Galileo Small Cap Value Fund" beginning on page 40, the second sentence of the first paragraph is deleted and the following sentence is substituted:

   To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in equity securities issued by value companies with market valuations, at the time of acquisition, within the range of companies comprising the Standard & Poor's Small Cap 600 Index.

                                                                   June 1, 2002
                                                                         GALEIP